EXHIBIT 99.1

                    Form of Section 906 Certification

              CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                   PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the Annual Report of NMXS.com, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002 (the "Report"), I, Richard Govatski, President of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Richard Govatski
Richard Govatski, President

Date:  April 15, 2003